UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2025

Outlook Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37759	38-3982704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 S. Wood Avenue, Unit #100 Iselin, New Jersey	08830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 619-3990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	OTLK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 9, 2025, the Compensation Committee of the Board of Directors of Outlook Therapeutics, Inc. (the “Company”) approved the award of a retention incentive in the form of a cash bonus opportunity to Lawrence A. Kenyon, the Company’s Chief Financial Officer and Interim Chief Executive Officer, in the amount of $237,500, pursuant to a retention bonus letter (the “Retention Bonus Letter”). This retention incentive is payable on December 31, 2025, subject to Mr. Kenyon’s continuing service with the Company through such date. In the event of a “Qualifying Termination” prior to December 31, 2025, subject to Mr. Kenyon’s execution of a release of claims in favor of the Company, Mr. Kenyon will be entitled to receive his retention bonus, less applicable deductions and withholdings, within 30 days of the date of such termination. For this purpose, (i) “Cause” shall have the meaning given to such term in the Company’s 2024 Equity Incentive Plan and (ii) “Qualifying Termination” shall mean an involuntary termination of Mr. Kenyon’s employment with the Company other than for Cause (and not due to his death or disability). Pursuant to the Retention Bonus Letter, Mr. Kenyon had the option to elect to receive stock options in lieu of a cash retention bonus and did not make such an election.

The description of the Retention Bonus Letter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Retention Bonus Letter, which is being filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Retention Bonus Letter, dated April 10, 2025, by and between the Company and Lawrence A. Kenyon.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outlook Therapeutics, Inc.

Date: April 11, 2025	By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Chief Financial Officer and Interim Chief Executive Officer